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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                               City Network, Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        001-31954                                           98-0467944
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(Commission File Number)                       (IRS Employer Identification No.)


#13F, No. 77, Hsin Tai Wu Road, Sec. His-Chih
          Taipei County, Taiwan, ROC                                     N/A
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   (Address of principal executive offices)                           (Zip Code)


    Registrant's telephone number, including area code: 011-886-2-2698-8588
                                                        -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 26, 2004, Mr. Hsin-Nan Lin resigned as the Chief Financial Officer and Director of City Network, Inc. (the "Company"), effective on such date. There were no disagreements between Mr. Lin and the Company on any matter relating to the Company's operations, policies or practices, which resulted in his resignation. The Board of Directors of the Company is currently considering people to appoint as the new Chief Financial Officer and director.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CITY NETWORK, INC.

                                        By:/s/ Tiao-Tsan Lai
                                           -------------------------------------
                                           Name:  Tiao-Tsan Lai
                                           Title: Chairman, President and Chief
                                                  Executive Officer

Dated: November 10, 2004


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